Exhibit (b)

                                        CERTIFICATIONS


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

I, Galen G. Vetter, Chief Executive Officer of the FRANKLIN CAPITAL GROWTH FUND (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

   1. The periodic report on Form N-CSR of the Registrant for the period ended 6/30/2008 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  8/27/2008

                        /S/GALEN G. VETTER
                        Galen G. Vetter
                        Chief Executive Officer - Finance and Administration












                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

I, Laura F. Fergerson, Chief Financial Officer of the FRANKLIN CAPITAL GROWTH FUND (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

   1. The periodic report on Form N-CSR of the Registrant for the period ended 6/30/2008 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  8/27/2008

                        /S/LAURA F. FERGERSON
                        Laura F. Fergerson
                        Chief Financial Officer and Chief Accounting Officer